Annual Report

Health
Sciences
Fund

December 31, 1997

T. Rowe Price

Report Highlights

Health Sciences Fund

o Health care stocks performed well during the period, but lagged the S&P 500 as large-cap stocks in general dominated small-caps.

o Your fund's 6.95% and 19.41% 6- and 12-month returns, respectively, fell modestly behind its peer group's average.

o The fund benefited most from its investments in larger pharmaceuticals but was held back by smaller-cap biotechnology and medical device companies.

o We have developed a strong interest in health care information systems companies, which could transform the way HMOs and other health care providers operate.

o We continue to be bullish on the long-term prospects for health care, although in the short term we are somewhat concerned about valuations.

Fellow Shareholders

If 1996 witnessed the fund's successful birth, then 1997 was a year of maturation. Your fund posted a 19.41% gain over the last year, an acceptable return on a long- term basis, but slightly underperformed our Lipper benchmark and also lagged the broad market's exceptional gains. During the period, we held fast to our investment strategy-emphasizing diversified exposure to innovative companies without limitation by geography or market capitalization. Your fund's 51.36% return between its inception on December 29, 1995, and December 31, 1997, ranks third out of 21 funds for that time period in the Lipper Health/Biotechnology Fund universe, according to Lipper Analytical Services. For the one-year period, the fund ranks 18th out of 31 funds in its Lipper category.

Performance Comparison

Periods Ended 12/31/97     6 Months      12 Months
_______________________________________________________________

Health Sciences Fund           6.95%         19.41%

S&P 500                       10.58          33.36

Lipper Health/
    Biotechnology
    Fund Index                 7.11          20.72

YEAR-END DISTRIBUTION

The fund's Directors declared a short-term capital gain of $0.87 per share and a long-term capital gain of $0.10 per share. This distribution was paid on December 30 to shareholders of record on December 26. In early January, we mailed your check or statement reflecting this distribution, and Form 1099-DIV, reporting this payment for tax purposes, was sent later in the month.

HEALTH CARE INVESTMENT ENVIRONMENT

From a geographic perspective, 1997 was very much a "Tale of Two Cities": the New York Stock Exchange powered ahead some 30.30%, driven by persistently low levels of inflation and a strong (but not too strong) economy; while the Jakarta Stock Exchange plunged -34.7% in local terms (-63.3% in U.S. dollars), driven by economic instability and a declining currency. While most of us don't normally consider the impact of Pacific Rim economies on our investments, concerns about the region caused global volatility in the fourth quarter and may still come back to haunt U.S. capital markets in 1998.

Closer to home in the health care arena, 1997 was a tale of two market capitalizations: very large, quality growth companies surged while many smaller rivals lagged behind. For example, large-capitalization drug stocks, as measured by the Dow Jones pharmaceutical group, appreciated 50.1%. In contrast, small biotech and device stocks with market caps below $200 million had weak returns of -8.11% and -0.72%, respectively, as measured by Vector Securities Inter-national. The same trend was broadly true among health care mutual funds. Competitor funds that invest in large-capitalization health care companies handily outperformed those that invest in emerging companies. Your fund, by design, emphasizes innovation in both large-cap (e.g., Pfizer, Warner-Lambert) and small-cap companies (e.g., COR Therapeutics, Zonagen). Corres-pondingly, our performance was in the middle of the pack.

In the health care arena, 1997 was a tale of two market capitalizations: very large, quality growth companies surged while many smaller rivals lagged behind.

During 1997, the power pendulum continued to swing back toward physicians and prescriptions. While Clinton health care reform efforts demonized pharmaceutical companies as recently as four years ago, health maintenance organizations (HMOs) have replaced drug firms as the new villains in town. HMOs are now widely perceived by the public to be middleman marketing organizations that manage costs by withholding care-clearly not the answer to society's need for cost-effective managed care. Support for that assertion showed up on the bottom lines of many HMOs. Specifically, those without medical management skills faced a margin squeeze between providers demanding higher payments for services and payers demanding modest premium increases. There is growing hope that physician practice management companies
(PPMs), which we wrote about in the Focus section of the June 1997 semiannual report, will become the new managed care delivery model. In the PPM structure, physicians with proper incentives are organized to deliver cost-effective, appropriate, high-quality care. Employers and other payers (e.g., Medicare) can negotiate for care directly with the PPM, thereby avoiding the middleman costs of the HMO.

INVESTMENT PHILOSOPHY

We remain committed to a fundamental strategy of investing in innovative health care products and services without limitation by geography or market capitalization. We strongly believe that differentiated cost-effective products and services, driven by innovative technology, will achieve attractive unit growth and pricing power. We strive to offset some of the volatility of emerging companies with a balanced diet of large-cap firms. While this diversification helps reduce risk in a portfolio, it may depress absolute returns over a shorter period of time relative to funds with more concentrated, higher-risk strategies.

Over the past year, your fund has invested in over 100 companies among the more than 1,000 companies we monitor in 18 broad sectors and 90 subsectors of the health sciences universe. Through intensive, timely, hands-on research emphasizing company visits, medical conferences, physician interviews, and detailed financial analysis, we attempt to gain unique insights about the ever-changing health care world before the information is reflected in stock prices. The Health Sciences Fund's analytical effort is now organized both by industry and around specific diseases, and in 1997 we hired a surgeon with a Ph.D. in molecular biology and a corporate development professional from the medical device industry for your investment team. We strongly believe that we have the strategy and resources in place to deliver strong investment returns over the long term without undue risk.

PORTFOLIO HIGHLIGHTS

During the last year, our stock picking was generally good, although our allocation among the broad sectors of health care was not always in sync with market sentiment. As shown in the table on the following page, the fund's overall weighting in pharmaceutical stocks has averaged around 24% of total assets versus 50% for the Lipper Health/Biotechnology benchmark. We owned the right large pharmaceutical companies but not enough of them to outperform the averages.

Sector Diversification

Periods Ended 12/31/97
                   6/30/96     12/31/96   6/30/97  12/31/97
______________________________________________________________

Pharmaceuticals         25%          20%       30%       25%

Biotechnology           19           21        17        21

Hospital Supply and
Medical Device
Technology              21           18        20        16

Physician Practice
Management               1            6         7         6

Health Care and
Life Science
Distribution             1            3         3         4

Managed Care:
HMOs                     8            2         1         4

Health Care
Information Systems      2            4         2         6

Reserves and Other      23           26        20        18

Among the best contributors to performance over the past 12 months were larger-capitalization blue chip drug and medical stocks. Warner-Lambert (up 65.3% since December 31, 1996) has successfully launched two blockbuster products for diabetes and for cholesterol-lowering that will dramatically improve the company's Parke-Davis pharmaceutical operation. We added to our position recently when investors overreacted to safety concerns about the diabetes product. Pfizer (up 79.7%) has arguably invested more aggressively in innovation than any other pharmaceutical company and awaits approval for Viagra, a promising drug for male erectile dysfunction. Bristol-Myers Squibb (up 73.6%) dramatically transformed investor perceptions of its prospects by reinvesting cost savings from a restructuring program into rejuvenating its R&D and sales and marketing organizations. Eli Lilly (up 90.8%) recently received FDA approval for Evista, a selective estrogen receptor modulator or SERM, which promises to benefit post-menopausal women by building bone, lowering total cholesterol, and potentially protecting the breast and uterus from estrogen-sensitive cancers.

The fund was held back by a higher-than-benchmark exposure to smaller-cap biotechnology and medical device companies. Indeed, half of the 10 worst contributors to net asset value over the past 12 months were companies with capitalizations less than $200 million. We made this allocation decision consciously based on what we perceived to be comparatively rich valuations for larger pharmaceutical stocks. In hindsight, we were wrong. In our opinion, however, smaller biotechnology companies still offer more research bang for the market cap buck. When smaller biotechnology companies are successful in bringing a new drug to market, the financial returns can be enormous. Shares in both MedImmune and COR Therapeutics performed quite well during the second half of 1997 on the strength of positive clinical trial results on lead drug programs. We take some pleasure in the fact that Collagen, now the fund's largest holding, started to perform in the second half of 1997, and expect the coming separation of its R&D and cosmetic commercial activities to unearth significant values hidden inside the combined entity.

The largest negative contribution to fund performance has come from the health care services arena. Home health care provider Apria Healthcare, California-based Medicare HMO PacifiCare Health Systems, and long-term care provider Vencor have all had significant problems integrating acquisitions. The lesson from these investments is that mergers in health care services are far more difficult to execute than mergers among product and drug companies.

We have taken advantage of the continued weakness in HMO performance to increase our weighting in United HealthCare, Aetna, and PacifiCare. As a group, these holdings struggled over the past six months. But we believe that when the last chapter is written on cost- effective health care delivery, companies such as these with strong medical management skills will be credited with playing a significant role in improving our health care system.

At December 31, 1997, the top 25 positions accounted for 52.1% of assets (as shown in the table following this letter) compared with 47.8% at June 30, 1997. This reflects an effort to reduce the number of stocks in the portfolio and increase our weightings in those companies in which we have the highest confidence. The median market capitalization of the fund was $1,800 million December 31, 1997, compared with $640 million on June 30, 1997.

FOCUS ON HEALTH CARE INFORMATION SYSTEMS

In our view, the difficulties experienced by HMOs such as Aetna and Oxford in the second half were more a failure of information systems than the commonly held view that HMOs are just middlemen facing a margin squeeze. While we do not deny that margins are under pressure as providers demand higher payments and employers and payers refuse to accept premium increases, we believe many HMOs could have managed the problem better if they had better information systems.

An HMO is at root an insurance business, but it operates off a far weaker information base than most insurers. In offering prepaid health care, HMOs charge and receive premiums for managing care in advance of delivering the care and incurring expenses. Managing costs and reporting the financial performance of an HMO is a constant guessing game. Management sets prices based on an estimate of medical cost trends, and financial performance depends critically on medical costs that have been incurred but not reported (or IBNR, in insurance jargon). Both the management and reporting functions require excellent, real-time information systems, which many HMOs do not have. Most HMOs manage day-to-day operations with information lags that would not be tolerated in other industries.

Yet weak information is not solely an HMO problem; it is endemic to the health care system. While it may sound like a cliche, we have become strong believers that to manage care, you must first be able to measure it. In the final analysis, to achieve true medical cost savings, it is necessary to change the behavior of physicians, other care providers, and ultimately patients so that the appropriate level of care is provided at the appropriate time in the appropriate setting. This requires careful collection and analysis of data on patients, providers, and relative costs. While a visit to a physician generates far more data than a visit to a bank ATM, ironically the health care industry has underinvested in information systems relative to financial services by a four to one margin. How many times have you received a bill for a medical procedure that was not performed or that should have been paid by your health insurance plan?

U.S. Health Care Spending - Pie chart showing:

      Appropriate      Inappropriate   Administrative
        Treatment         Treatment       Overhead

      $490 Billion      $330 Billion    $180 Billion

As the chart indicates, 18% of the cost of health care in the U.S. is spent on administration. Much of this is no doubt due to the Byzantine ways in which the system provides and bills for services. Considerably more of the total bill pays for inappropriate or unnecessary care-for example, lost lab tests that need to be repeated or the prescription of antibiotics for diseases caused by viruses. We are convinced that properly deployed information systems hold great promise to lower administrative costs and reduce the amount of inappropriate and unnecessary care.

Health care is ultimately an information business, and we think that the companies with the best information systems will ultimately come out on top. To this end, your fund is increasing its weighting in health care information systems. We prefer companies that keep a keen eye on the physician, since physicians control 75% to 80% of the costs in our health care system. We also like companies that generate recurring revenues as opposed to lumpy, one-time software license fees. We will pay careful attention to the increased importance of real-time, concurrent information capable of changing physician and patient behavior, as opposed to out-of-date, batch information that is best used for retrospective studies in academic journals.

We view the risks and potential returns from investing in health care information systems to be high.

We view the risks and potential returns from investing in health care information systems to be high. With the advent of the Internet, object-oriented relational databases, browser front ends, and intelligent software agents, the health care information industry is as dynamic as biotechnology and is coming of age in a highly dynamic health care industry. We will approach this challenge with the same diligence and prudence that we have applied to investments in biotechnology, emphasizing diversification among high-quality management teams with compelling business models. We will no doubt make some mistakes along the way but are committed to, and enthusiastic about, this fertile field for growth.

Existing investments in health care information systems include:

IDX Systems, the leading provider of practice management systems to large, multispecialty physician groups. Customer site visits at Duke and Scripps Clinic confirm the quality of the software, implementation team, and strategic vision of management.

National Data, a leading health care and credit card transaction processing company that is focused on creating and managing real-time health care data and information networks. NDC was one of your fund's top-performing holdings in the first half of 1996, and has now corrected (due to concerns over internal growth) to the point where valuation is once again quite compelling.

Cardinal Health. While viewed by many merely as a drug distributor (in fact, we classify Cardinal as a distribution company), management has the ability to mine the data collected as part of its distribution activities and to provide specialty health care services at Pyxis, Owen, and the packaging businesses. A recent visit to corporate headquarters uncovered some of the key strategies behind a newly formed subsidiary, Cardinal Information Corporation.

Medical Manager, the leading provider of practice management systems to smaller physician practices with over 40,000 sites and 100,000 physicians using their systems. A recent visit to the company revealed that the acquisition of dealer networks and the generation of recurring revenue streams from electronic data interchange (EDI) initiatives are on track.

Synetic, a development-stage, Internet-focused health care information company managed by the team that built the Medco Containment Services mail-service pharmacy business (acquired by Merck in 1993). Your fund owns the convertible debentures both to reduce risk of investing in a start-up and to get paid a yield while waiting for management to build clear business value that will be recognized by Wall Street.

OUTLOOK

We enter 1998 with "Great Expectations." We remain bullish on the long-term outlook for health care stocks, since strong underlying demand, proprietary technology-driven innovation, and high returns on invested capital all encourage long-term investment in health science companies. In the near term, we are still concerned about the strong valuations, especially among the larger-capitalization pharmaceutical and medical device companies. To quote Mr. Micawber from another Dickens classic, David Copperfield, "something will turn up" to deflate some of these valuations. Until now, however, most large domestic drug and device companies have contended with a stronger U.S. dollar, and the regulatory and legislative environments have been relatively benign. With an almost perfect economic environment of moderate growth, moderate inflation, and moderate interest rates, valuation of blue chip growth companies may well continue to expand. Your fund is trying to limit your risk by diligently seeking companies developing differentiated, cost-effective products and services that address voids in existing therapies.

We believe we have an appropriate strategy and the necessary resources to deliver good long-term returns. We strongly believe that emerging biotechnology and health care information systems companies are compelling long-term investments that are appropriately held through a diversified health care mutual fund. As a shareholder, I continue to invest in the fund on a regular basis, believing that dollar-cost averaging* is an excellent way to participate in the long-term growth of the dynamic health sciences field.

Thank you for your continued support.

Respectfully submitted,

Joseph Klein III
Executive Vice President and
Chairman of the Investment Advisory Committee

January 22, 1998

* Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets.

T. Rowe Price Health Sciences Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                              Percent of
                                              Net Assets
                                                12/31/97
____________________________________________________________________

Collagen                                             3.7%

IDX Systems                                          3.2

Pfizer                                               2.7

Warner-Lambert                                       2.7

National Data                                        2.4
____________________________________________________________________

COR Therapeutics                                     2.2

PhyCor                                               2.2

Merck                                                2.2

Zeneca Group                                         2.1

Bristol-Myers Squibb                                 2.1
____________________________________________________________________

United HealthCare                                    2.0

Sandoz Capital                                       2.0

Cardinal Health                                      1.9

Medtronic                                            1.9

Nationwide Health Properties                         1.9
____________________________________________________________________

Tenet Healthcare                                     1.8

Concentra Managed Care                               1.8

Smith & Nephew                                       1.8

American Oncology Resources                          1.7

United States Surgical                               1.7
____________________________________________________________________

Omnicare                                             1.7

Service Corp. International                          1.6

Biogen                                               1.6

MedImmune                                            1.6

Dentsply International                               1.6
____________________________________________________________________

Total                                               52.1%

T. Rowe Price Health Sciences Fund
Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97

Ten Best Contributors
__________________________________________________________________

MedImmune *                                   22(cents)

COR Therapeutics                                    16

Stericycle                                           9

Collagen                                             9

Pfizer                                               8

Medtronic                                            7

Renal Treatment Center *                             7

Cardinal Health                                      7
Bristol-Myers Squibb                                 6

Dentsply International                               5
__________________________________________________________________

Total                                         96(cents)

Ten Worst Contributors
__________________________________________________________________

Xenova Group                                - 10(cents)

Zonagen *                                           10

Altana AG **                                        10

Vencor                                              10

Banyu Pharmaceutical                                 7

United States Surgical                               6

Boston Scientific                                    5

Agouron Pharmaceuticals *                            5

Neopath *                                            4

St. Jude Medical                                     3
__________________________________________________________________

Total                                       - 70(cents)

12 Months Ended 12/31/97

Ten Best Contributors
__________________________________________________________________

MedImmune *                                   29(cents)

Warner-Lambert                                      27

COR Therapeutics                                    17

Pfizer                                              16

Bristol-Myers Squibb                                15

Eli Lilly **                                        13

Medtronic                                           12

American Oncology Resources                         11

SmithKline Beecham **                               11

IDX Systems                                          9
__________________________________________________________________

Total                                        160(cents)

Ten Worst Contributors
__________________________________________________________________

Zonagen *                                  - 10(cents)

PacifiCare Health Systems                           10

Utah Medical Products                                7

Global Pharmaceutical                                6

GalaGen                                              6

Vencor                                               5

Agouron Pharmaceuticals *                            5

Immulogic Pharmaceuticals                            4

NPS Pharmaceuticals                                  4

United States Surgical *                             4
__________________________________________________________________

Total                                       - 61(cents)

    *  Position added
   **  Position eliminated

T. Rowe Price Health Sciences Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Health Sciences Fund

                       S&P 500  Health Sciences
                        Index         Fund

12/31/95            $  10,000      $10,000
12/96                  12,296       12,675
12/97                  16,398       15,136

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                         Since Inception
Periods Ended 12/31/97        1 Year Inception      Date
____________________________________________________________________

Health Sciences Fund          19.41%    23.03%  12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Health Sciences Fund

For a share outstanding throughout each period

Financial Highlights

                                         Year   12/31/95
                                        Ended    Through
                                     12/31/97   12/31/96

NET ASSET VALUE

Beginning of period                 $   12.27  $   10.00

Investment activities
    Net investment income               (0.03)     (0.03)*
    Net realized and
    unrealized gain (loss)               2.39       2.70

    Total from
    investment activities                2.36       2.67

Distributions
    Net realized gain                   (0.97)     (0.40)

NET ASSET VALUE

End of period                       $   13.66  $   12.27
                                ________________________

Ratios/Supplemental Data

Total return                           19.41%     26.75%*

Ratio of expenses to
average net assets                      1.18%      1.35%*

Ratio of net investment
income to average
net assets                            (0.21)%    (0.32)%*

Portfolio turnover rate                104.4%     133.1%

Average commission rate paid        $  0.0467  $  0.0603
Net assets, end of period
(in thousands)                      $ 271,351  $ 193,958

* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund

December 31, 1997

Portfolio of Investments

                                    Shares/Par     Value
                                            In thousands

Common Stocks & Warrants 89.7%

AGRICULTURE & ANIMAL HEALTH  1.4%

Veterinary Products  1.4%

IDEXX Laboratories *                  240,000  $   3,848

Total Agriculture & Animal Health                  3,848

ALTERNATE SITE HEALTH CARE DELIVERY  1.7%

Dialysis  1.7%

Renal Care Group *                     55,000      1,767

Renal Treatment Center *               80,000      2,890

Total Alternate Site Health
    Care Delivery                                  4,657

BIOTECHNOLOGY  20.9%

U.S. Major - Biotechnology  4.5%

Amgen *                                75,000      4,059

Biogen *                              120,000      4,373

Centocor *                            111,300      3,715

                                                  12,147

Antiviral  1.7%

Agouron Pharmaceuticals *              80,000      2,342

Gilead Sciences *                      63,600      2,441

                                                   4,783

Biomaterials  3.7%

Collagen !                            474,100     10,001

                                                  10,001

Endocrine  1.8%

Bone Care International *             135,200      1,373

NPS Pharmaceuticals *                 255,000      1,952

Shaman Pharmaceuticals *              330,000      1,599

                                                   4,924

Genomics  0.5%

Millennium Pharmaceuticals *           70,000      1,343

                                                   1,343

Neuroscience  2.8%

CytoTherapeutics *                    300,000  $   1,191

Guilford Pharmaceuticals *            120,000      2,437

Neurocrine Biosciences *              260,000      2,080

Neurogen *                            132,500      1,822

                                                   7,530

Signal Transduction  0.7%

Synaptic Pharmaceutical *             189,000      2,008

                                                   2,008

Immunology/Vaccines  0.9%

GalaGen * !                           425,000        770

Immulogic Pharmaceuticals *           150,000        284

Magainin Pharmaceuticals *             70,270        569

Magainin Pharmaceuticals * +          129,730        941

Magainin Pharmaceuticals,
    Warrants, 8/6/01 * +               84,325          0

                                                   2,564

Other Biotechnology  1.9%

Xenova Group (GBP) *                  363,000        894

Xenova Group ADR *                    250,000        547

Zonagen *                             200,000      3,644

                                                   5,085

Biotech/Cardiovascular  2.4%

COR Therapeutics *                    267,500      6,035

Corvas International *                100,000        400

                                                   6,435

Total Biotechnology                               56,820

ENVIRONMENTAL PRODUCTS & SERVICES  1.3%

Waste Management  1.3%

Stericycle *                          250,000      3,641

Total Environmental
    Products & Services                            3,641

HEALTH CARE AND LIFE SCIENCE
DISTRIBUTION  3.7%

Drug Distribution  3.7%

Cardinal Health                        70,000      5,259

Omnicare                              150,000      4,650

Total Health Care and Life
    Science Distribution                           9,909

HEALTH CARE INFORMATION SYSTEMS  5.8%

Physician Information Systems  3.4%

IDX Systems *                         231,200  $   8,569

Medical Manager *                      35,400        644

                                                   9,213
Other Information Systems  2.4%

National Data                         180,000      6,502

                                                   6,502

Total Health Care Information
    Systems                                       15,715

HEALTH CARE REITS  1.9%

Healthcare REITS  1.9%

Nationwide Health Properties, REIT    200,000      5,100

Total Health Care REITS                            5,100

HOSPITAL MANAGEMENT  2.9%

Acute Care  2.9%

Quorum Health Group *                 105,000      2,756

Tenet Healthcare *                    150,000      4,969

Total Hospital Management                          7,725

HOSPITAL SUPPLY AND MEDICAL
DEVICE TECHNOLOGY  14.1%

Dental  1.6%

Dentsply International                140,000      4,327

                                                   4,327

Medical Device Technology  12.5%

Analogic                              100,000      3,775

Boston Scientific *                    80,000      3,670

CardioGenesis *                        69,300        442

Incontrol *                           180,000      1,091

Medtronic                             100,000      5,231

Smith & Nephew (GBP) *              1,650,000      4,878

St. Jude Medical *                    100,000      3,050

Stryker                               100,000      3,725

United States Surgical                160,000      4,690

Utah Medical Products *               160,000  $   1,090

Ventana Medical Systems *             140,000      2,144

                                                  33,786

Total Hospital Supply and
    Medical Device Technology                     38,113

LABORATORY SUPPLIES AND EQUIPMENT  1.2%

Capital Equipment  1.2%

NeoPath *                             130,000      1,698

Pall                                   80,000      1,655

Total Laboratory Supplies and
    Equipment                                      3,353

LONG-TERM AND SUB-ACUTE CARE  2.5%

Nursing Homes/Sub Acute  0.9%

Vencor *                              100,000      2,444

                                                   2,444

Funeral Services  1.6%

Service Corp. International           120,000      4,432

                                                   4,432

Total Long-Term and Sub-Acute Care                 6,876

MANAGED CARE: HMOS  4.4%

California  1.1%

PacifiCare Health Systems (Class A) *  12,800        644

PacifiCare Health Systems (Class B) *  43,800      2,301

                                                   2,945

Other HMOs  3.3%

Aetna                                  50,000      3,528

United HealthCare                     110,000      5,466

                                                   8,994

Total Managed Care: HMOs                          11,939

PHARMACEUTICALS  23.2%

U.S. Major - Pharmaceutical  13.0%

Allergan                              100,000      3,356

Bristol-Myers Squibb                   60,000      5,677

Johnson & Johnson                      20,000  $   1,318

Merck                                  55,000      5,844

Monsanto                              100,000      4,200

Pfizer                                100,000      7,456

Warner-Lambert                         60,000      7,440

                                                  35,291
Japanese Major- Pharmaceutical  2.4%

Banyu Pharmaceutical (JPY)            200,000      2,206

Takeda Chemical Industries (JPY)      150,000      4,273

                                                   6,479

U.K. Major - Pharmaceutical  2.1%

Zeneca Group (GBP) *                  100,000      3,510

Zeneca Group ADR                       21,400      2,311

                                                   5,821

Contract Research Organizations  1.1%

Covance *                             150,000      2,981

                                                   2,981
Drug Delivery  4.0%

Alkermes *                            118,800      2,347

Inhale Therapeutic Systems * +         81,250      1,892
PathoGenesis *                         80,000      2,975
R.P. Scherer *                         60,000      3,660

                                                  10,874

Generics  0.6%

Global Pharmaceutical * !             354,400      1,329

NaPro BioTherapeutics *                66,200        164

                                                   1,493

Total Pharmaceuticals                             62,939

PHYSICIAN PRACTICE MANAGEMENT  4.4%

Primary Care  2.6%

PhyCor *                              220,000      5,947

ProMedCo *                            112,600      1,133

                                                   7,080

Specialists  1.8%

American Oncology Resources *         294,500  $   4,730

                                                   4,730

Total Physician Practice
    Management                                    11,810

Miscellaneous Common Stocks  0.3%                    889

Total Common Stocks (Cost
    $225,782)                                    243,334

Convertible Bonds  6.0%

Concentra Managed Care,
    6.00%, 12/15/01                 $3,797,000     4,892

MedImmune, (144a),
    7.00%, 7/1/03                   1,268,000      2,844

MedImmune, 7.00%, 7/1/03              666,000      1,494

Sandoz Capital, 2.00%,
    10/6/02                         3,500,000      5,399

Synetic, Sub. Deb. Notes,
    5.00%, 2/15/07                  2,000,000      1,700

Total Convertible Bonds
    (Cost  $12,678)                               16,329

Short-Term Investments  3.1%

Money Market Funds  3.1%

Reserve Investment Fund,
    5.84% #                         8,361,186      8,361

Total Short-Term Investments
    (Cost  $8,361)                                 8,361

Total Investments in Securities

98.8% of Net Assets (Cost
    $246,821)                                  $ 268,024

Other Assets Less Liabilities                      3,327

NET ASSETS                                     $ 271,351
                                             ___________

      !    Affiliated company
      *    Non-income producing
      + Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 1.04% of net assets.
      #    Seven-day yield
    ADR    American Depository Receipt
   REIT    Real Estate Investment Trust
   144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 1.05% of net assets.
    GBP    British sterling
    JPY    Japanese yen

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund

December 31, 1997

Statement of Assets and Liabilities
In thousands

Assets

Investments in securities, at value
    Affiliated companies
      (cost $14,792)                $  12,100
    Other companies
      (cost $232,029)                 255,924
    Total investments in
      securities                      268,024

Other assets                            5,843

Total assets                          273,867

Liabilities

Total liabilities                       2,516

NET ASSETS                          $ 271,351
                                  ___________

Net Assets Consist of:

Accumulated net realized
    gain/loss - net of
    distributions                       7,549

Net unrealized gain (loss)             21,200

Paid-in-capital applicable to
    19,867,884 shares of
    $0.0001 par value capital
    stock outstanding;
    1,000,000,000 shares
    authorized                        242,602

NET ASSETS                          $ 271,351
                                  ___________

NET ASSET VALUE PER SHARE           $   13.66
                                  ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund

Statement of Operations

In thousands

                                                    Year
                                                   Ended
                                                12/31/97

Investment Income

Income
    Dividend                                   $   1,666
    Interest                                         796

    Total income                                   2,462

Expenses
    Investment management                          1,811
    Shareholder servicing                            931
    Custody and accounting                           100
    Prospectus and shareholder reports                61
    Registration                                      59
    Legal and audit                                   12
    Directors                                          6
    Miscellaneous                                     15

    Total expenses                                 2,995

Net investment income                               (533)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                    25,866
    Foreign currency transactions                   (198)

    Net realized gain (loss)                      25,668

Change in net unrealized gain or loss
    Securities                                    16,198
    Other assets and liabilities
    denominated in foreign currencies                 (2
)
    Change in net unrealized gain or loss         16,196

Net realized and unrealized gain (loss)           41,864

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $  41,331
                                             ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund

Statement of Changes in Net Assets

In thousands

                                         Year   12/31/95
                                        Ended    Through
                                     12/31/97   12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income           $    (533) $    (396)
    Net realized gain (loss)           25,668      6,868
    Change in net unrealized
      gain or loss                     16,196      5,004

    Increase (decrease) in net
      assets from operations           41,331     11,476

Distributions to shareholders
    Net realized gain                (18,004)    (6,074)

Capital share transactions*
    Shares sold                       164,002    270,973
    Distributions reinvested           17,508      5,861
    Shares redeemed                  (127,444)   (88,378)

    Increase (decrease) in net
      assets from capital
      share transactions               54,066    188,456

Net Assets

Increase (decrease) during period      77,393    193,858
Beginning of period                   193,958        100

End of period                       $ 271,351  $ 193,958
                                ________________________

*Share information
    Shares sold                        12,409     22,758
    Distributions reinvested            1,311        484
    Shares redeemed                    (9,662)    (7,442)

    Increase (decrease) in
      shares outstanding                4,058     15,800

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund

December 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $281,342,000 and $251,235,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income            $ 533,000
Undistributed net realized gain                 (523,000)
Paid-in-capital                                  (10,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $246,821,000, and net unrealized gain aggregated $21,203,000, of which $42,244,000 related to appreciated investments and $21,041,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $153,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager was required to bear any expenses through December 31, 1997, which would have caused the fund's ratio of expenses to average net assets to exceed 1.35%. The fund was required to reimburse the manager for these expenses, through December 31, 1999, provided that average net assets had grown or expenses had declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $101,000 of previously unaccrued management fees were repaid during the year ended December 31, 1997.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $787,000 for the year ended December 31, 1997, of which $89,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $229,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $9,609,000 with certain affiliates of the manager and paid commissions $22,000 related thereto.

Tax Information for the Tax Year Ended 12/31/97

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o   $16,147,000 from short-term capital gains, and
o $1,856,000 from long-term capital gains; of which $503,000 was subject to the 20% rate gains category.

For corporate shareholders, 4.0% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Health Sciences Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of T. Rowe Price Health Sciences Fund, Inc.

We have audited the accompanying statement of assets and liabilities of T. Rowe Price Health Sciences Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from December 31, 1995 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
T. Rowe Price Health Sciences Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

January 21, 1998

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.
Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

    *  Formerly the Equity Index Fund.
   ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
  ***  Closed to new investors.
    ! Neither the funds nor their share prices are guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Health Sciences Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F10-050  12/31/97